Prospectus Supplement

John Hancock Funds II

International Small Company Fund (the fund)

Supplement dated April 25, 2022 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

Effective April 25, 2022 (the Effective Date), Mary T. Phillips, CFA no longer serves as a portfolio manager of the fund. Accordingly, all references to Ms. Phillips are removed from the Summary Prospectus.

Also, as of the Effective Date, Joel P. Schneider is added as a portfolio manager of the fund. Jed S. Fogdall, Arun Keswani, CFA, and Bhanu P. Singh will continue as portfolio managers of the fund, and together with Joel P. Schneider are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the Effective Date, the following supplements and restates in its entirety the portfolio manager information under the heading “Portfolio management”:

Jed S. Fogdall Global Head of Portfolio Management, Senior Portfolio Manager and Vice President Managed the fund since 2010	Arun Keswani, CFA Senior Portfolio Manager and Vice President Managed the fund since 2015	Joel P. Schneider Deputy Head of Portfolio Management, North America, Senior Portfolio Manager and Vice President Managed the fund since 2022
Bhanu P. Singh Senior Portfolio Manager and Vice President Managed the fund since 2015

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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